T. Rowe Price High Yield Fund, Inc.

T. Rowe Price High Yield Fund—Advisor Class

Supplement to prospectus dated October 1, 2005

The industry concentration fundamental policy on page 34 of the High Yield Fund`s prospectus and page 29 of the High Yield Fund—Advisor Class`s prospectus is removed and replaced with a new policy which appears in the fund`s Statement of Additional Information.

The date of the above supplement is June 1, 2006.

This updates the prospectuses for the High Yield Fund and the High Yield Fund—Advisor Class dated October 1, 2005. The Portfolio Management paragraph in Section 3 of the prospectuses is replaced with the following to reflect the correct year that the portfolio manager was appointed chairman of the fund`s Investment Advisory Committee:

Portfolio Management

The fund has an Investment Advisory Committee with the following members: Mark J. Vaselkiv, Chairman, Andrew M. Brooks, Justin T. Gerbereux, Paul A. Karpers, Kevin P. Loome, Paul M. Massaro, Michael J. McGonigle, Walter P. Stuart III, Thomas E. Tewksbury, and Thea N. Williams. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund`s investment program. Mr. Vaselkiv was appointed chairman of the fund`s committee in 1996. He joined T. Rowe Price in 1988 and has been managing investments in the high-yield bond market since that time. The Statement of Additional Information provides additional information about the portfolio manager`s compensation, other accounts managed by the portfolio manager, and the portfolio manager`s ownership of securities in the fund.

The date of the above supplement is October 13, 2005.

F57-041 6/1/06